DERIVED 9/30/05

$59,250,000

Classes M-4, M-7 & M-8

Mezzanine Certificates Offered

(Approximate)

$12,750,000

Class B-1

Subordinated Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2005-8
CLASS B-1
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.7%	6.5%	8.5%	10.044
Discount Margin	200	181	182	9.556
Wtd Ave Life	11.2	11.7	11.6	8.728
Total Coll Losses to Maturity	9.0%	8.8%	8.1%	7.986
DM-Break CDR	10.0%	9.6%	8.7%	7.58
Loss on B-1	-	473,756.6	-	6.907
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	6.627
				6.283
Wtd Ave Life	11.2	11.2	11.6	5.714
Total Coll Losses to Maturity	9.0%	8.7%	8.1%	7.549
B/E CDR	10.0%	9.5%	8.7%	8.164
Loss on B-1	-	-	-	9.312
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	8.621
				8.025
				7.142
50% Severity
Yield	4.6%	6.6%	8.6%
Discount Margin	193	191	183
Wtd Ave Life	12.0	12.2	12.2
Total Coll Losses to Maturity	9.4%	9.0%	8.2%
DM-Break CDR	8.0%	7.6%	6.9%
Loss on B-1	187,200	270,224	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.5	12.2
Total Coll Losses to Maturity	9.3%	8.9%	8.2%
B/E CDR	7.9%	7.5%	6.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.7%	6.6%	8.6%
Discount Margin	200	190	183
Wtd Ave Life	12.0	12.5	12.4
Total Coll Losses to Maturity	9.5%	9.1%	8.3%
DM-Break CDR	6.6%	6.3%	5.7%
Loss on B-1	-	296,325	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.0	11.7	12.4
Total Coll Losses to Maturity	9.5%	9.0%	8.3%
B/E CDR	6.6%	6.2%	5.7%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS B-1
Triggers Functional
To Maturity	60
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.7%	6.4%	8.3%	8.619
Discount Margin	200	186	178	8.062
Wtd Ave Life	11.6	7.0	4.0	7.355
Total Coll Losses to Maturity	8.0%	7.5%	4.7%	7.051
DM-Break CDR	8.6%	8.0%	7.3%	6.579
Loss on B-1	-	-	-	6.02
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	5.967
				5.572
Wtd Ave Life	11.6	7.0	6.6	5.079
Total Coll Losses to Maturity	8.0%	7.5%	6.9%	6.89
B/E CDR	8.6%	8.0%	7.3%	7.429
Loss on B-1	-	-	-	8.475
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	7.499
				6.819
				5.951
50% Severity
Yield	4.7%	6.6%	8.3%
Discount Margin	200	189	179
Wtd Ave Life	11.7	12.4	4.1
Total Coll Losses to Maturity	8.3%	7.9%	4.9%
DM-Break CDR	7.0%	6.6%	3.9%
Loss on B-1	-	341,648	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.7	11.6	7.2
Total Coll Losses to Maturity	8.3%	7.8%	7.3%
B/E CDR	7.0%	6.5%	6.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.7%	6.5%	8.3%
Discount Margin	200	182	178
Wtd Ave Life	11.8	12.7	4.1
Total Coll Losses to Maturity	8.6%	8.2%	5.0%
DM-Break CDR	5.9%	5.6%	3.3%
Loss on B-1	-	534,891	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.2	11.3	12.0
Total Coll Losses to Maturity	8.6%	8.1%	7.4%
B/E CDR	5.9%	5.5%	5.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS B-1
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	4.3%	6.5%	8.2%	7.549
Discount Margin	184	205	179	8.164
Wtd Ave Life	2.1	4.9	2.2	9.312
Total Coll Losses to Maturity	1.4%	4.7%	2.3%	8.621
DM-Break CDR	2.3%	8.1%	4.0%	8.025
Loss on B-1	-	-	-	7.142
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	5.0	4.9	5.0
Total Coll Losses to Maturity	4.3%	4.7%	5.3%
B/E CDR	7.5%	8.1%	9.3%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.6%	6.6%	8.6%
Discount Margin	193	191	183
Wtd Ave Life	12.0	12.2	12.2
Total Coll Losses to Maturity	9.4%	9.0%	8.2%
DM-Break CDR	8.0%	7.6%	6.9%
Loss on B-1	187,200	270,224	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.5	12.2
Total Coll Losses to Maturity	9.3%	8.9%	8.2%
B/E CDR	7.9%	7.5%	6.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.8%	6.8%	8.7%
Discount Margin	197	194	180
Wtd Ave Life	19.2	19.6	20.1
Total Coll Losses to Maturity	16.5%	15.8%	14.5%
DM-Break CDR	8.6%	8.0%	7.1%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	19.2	19.6	20.1
Total Coll Losses to Maturity	16.5%	15.8%	14.5%
B/E CDR	8.6%	8.0%	7.1%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS B-1
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	4.3%	6.5%	8.2%	6.89
Discount Margin	184	206	178	7.429
Wtd Ave Life	2.1	5.0	2.1	8.475
Total Coll Losses to Maturity	1.2%	4.3%	2.1%	7.499
DM-Break CDR	2.1%	7.4%	3.6%	6.819
Loss on B-1	-	-	-	5.951
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.8	5.0	4.8
Total Coll Losses to Maturity	3.9%	4.3%	4.8%
B/E CDR	6.8%	7.4%	8.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.7%	6.6%	8.3%
Discount Margin	200	189	179
Wtd Ave Life	11.7	12.4	4.1
Total Coll Losses to Maturity	8.3%	7.9%	4.9%
DM-Break CDR	7.0%	6.6%	3.9%
Loss on B-1	-	341,648	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.7	11.6	7.2
Total Coll Losses to Maturity	8.3%	7.8%	7.3%
B/E CDR	7.0%	6.5%	6.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.8%	6.8%	8.7%
Discount Margin	196	194	179
Wtd Ave Life	20.3	20.5	20.7
Total Coll Losses to Maturity	15.0%	14.0%	12.6%
DM-Break CDR	7.5%	6.8%	5.9%
Loss on B-1	27,485	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.8	20.5	20.7
Total Coll Losses to Maturity	14.8%	14.0%	12.6%
B/E CDR	7.4%	6.8%	5.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps